ASG MANAGED FUTURES STRATEGY FUND

Supplement dated April 18, 2019 to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) of the ASG Managed Futures Strategy Fund (the “Fund”), dated May 1, 2018, as may be revised or supplemented from time to time.

Effective July 1, 2019, Robert W. Sinnott will no longer serve as a Portfolio Manager of the Fund. Alexander D. Healy, Kathryn M. Kaminski, John C. Perry, Philippe P. Lüdi and Robert S. Rickard will remain as Co-Portfolio Managers of the Fund. Accordingly, effective July 1, 2019, all references to Mr. Sinnott as a Portfolio Manager of the Fund in the Prospectus or SAI are hereby deleted.